UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2004

Volume Services America Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31904	13-3870167

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 East Broad Street, Spartanburg, SC	29306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 598-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES
EX-99.1: QUESTION AND ANSWER STATEMENT

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a question and answer statement by Volume Services America Holdings, Inc., operating its businesses under the trade name Centerplate (the “Company”), regarding the effect of the National Hockey League Lockout announced on September 16, 2004 on the Company’s financial results.

The information in this Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information in the report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2004

Volume Services America Holdings, Inc.

By:	/s/ Kenneth R. Frick

Name:	Kenneth R. Frick
Title:	Executive Vice President Chief Financial Officer and Treasurer